UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

INVESTORS CAPITAL HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-43664 (Commission File Number)	04-3284631 (IRS Employer Identification No.)

230 Broadway East

Lynnfield, MA 01940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (800) 949-1422

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            On April 20, 2010 the Registrant (the “Company”) entered into an employment agreement (the “Employment Agreement”) and a consultant agreement (the “Consultant Agreement”) with Theodore E. Charles.   Mr. Charles currently serves in the officer position of Chairman, and as a director and the Chairman of the Board of Directors, of the Company, and Mr. Charles currently serves as a member of the Board of Directors of certain of the Company’s subsidiaries.

             On March 1, 2011 the Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (the “Registration Statement”) to register the offer and sale by certain stockholders of the Company, including Mr. Charles (collectively the “Selling Stockholders”), of up to 3,608,820 shares of the Company’s common stock (the “Shares”).  On July 1, 2011, the Company filed with the SEC a preliminary prospectus supplement relating to the offering by the Selling Stockholders of the Shares through Investors Capital Corporation, a wholly owned subsidiary of the Company, acting on a best efforts basis (the “Offering”).

            On June 30, 2011, in connection with the Offering, Mr. Charles and the Company entered into an agreement (the “Agreement”) pursuant to which, immediately upon the closing of an offering in which 3,000,000 Shares or more are sold for cash (a “Qualified Offering”):

1.      Mr. Charles will retire as an officer and director of the Company and all of its subsidiaries, effective on the date and time of the closing of the Qualified Offering, which retirement will be treated as a “Retirement” (as defined in the Employment Agreement) pursuant to Section 10.f of the Employment Agreement;

2.      The Consultant Agreement will be amended as follows:

a.       Term.  The term of the Consultant Agreement will be shortened from five years to one year, commencing upon the closing of the Qualified Offering.

b.      Status of Employment.  Mr. Charles will render the services under the Consultant Agreement as an employee of the Company and not as an independent contractor, including for purposes of determining the Company’s contribution toward, and eligibility for, the employee benefits to which Mr. Charles is entitled under the Consultant Agreement, as amended by the Agreement.

c.       Benefits.  The benefits to which Mr. Charles is entitled under the Consultant Agreement will be amended to include 401(k) benefits, and exclude Disability Benefits and Life Insurance Benefits (both as defined in the Employment Agreement); and

3.      The Company will transfer to Mr. Charles title to an existing life insurance policy with a $2 million death benefit, on the life of Mr. Charles, following repayment by the Company of all outstanding policy loans and restoration of any partial cash withdrawals thereon.  Thereafter, the Company will have no further obligations to pay premiums or other amounts in connection with such life insurance policy.  The policy had a cash surrender value of $547,649 at March 31, 2011.

Item 9.01.       Financial Statements and Exhibits.

            (d)        Exhibits.

Exhibit No.                   Description

10.1                             Agreement, entered into as of June 30, 2011, between the Company and Theodore E. Charles

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                              INVESTORS CAPITAL HOLDINGS, LTD.

Date:  July 1, 2011                                                         By: /s/ Kathleen L. Donnelly

                                                                                                Kathleen L. Donnelly

                                                                                                Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                   Description

10.1                             Agreement, entered into as of June 30, 2011, between the Company and Theodore E. Charles

Exhibit 10.1

AGREEMENT

This Agreement (“Agreement”) is entered into as of June 30, 2011, by and between INVESTORS CAPITAL HOLDINGS, LTD, a Delaware corporation having its principal place of business at 230 Broadway East, Lynnfield, Massachusetts 01940 (the “Company”), and THEODORE E. CHARLES, residing at 65 Eastern Point Blvd., Gloucester, Massachusetts, 01930 (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of April 1, 2010 (the “Employment Agreement”);

WHEREAS, the Executive is employed as an officer of the Company with the title of Chairman and is a director and Chairman of the Board of Directors of the Company;

WHEREAS, the Executive and the Company are parties to that certain Consultant Agreement dated as of April 1, 2010 (the “Consultant Agreement”) pursuant to which the Executive agreed to render certain services to the Company upon termination of his employment under the Employment Agreement under certain conditions;

WHEREAS, the Company has filed a Registration Statement on Form S-3, Registration No. 333-172551 (the “Registration Statement”), to register the offer and sale by certain stockholders of the Company, including the Executive (collectively, the “Selling Stockholders”), of up to 3,608,820 shares of the Company’s common stock (“Common Stock”);

WHEREAS, the Selling Stockholders plan to sell up to 3,608,820 shares of Common Stock in a public offering underwritten by Investors Capital Corp. (“ICC”) on a best efforts basis pursuant to the terms and condition set forth in the Underwriting Agreement (as defined) (the “Qualified  Offering”);

WHEREAS, the parties desire by this Agreement to set forth their intentions with respect to certain matters upon the consummation of the Qualified Offering, but only if at least 3,000,000 shares of Common Stock are sold therein for cash pursuant to the terms of the Underwriting Agreement (a “Qualified Closing”).  The term “Underwriting Agreement” means the underwriting agreement as executed and delivered by the Selling Shareholders, ICC, the Company and joined in for limited purposes by Sterne, Agee & Leach, Inc. substantially in the form circulated to the parties hereto as a draft dated June 30, 2011.

NOW, THEREFORE, it is AGREED as follows:

I.                    Condition to Effectiveness.  This Agreement shall be effective upon the time and date of the Closing (as defined in the Underwriting Agreement) by the Selling Shareholders of a Qualified Offering that results in the Qualified Closing.

II.                 Retirement.  The Executive shall retire as an officer and director of the Company and all of its subsidiaries, effective on the date and time of the Qualified Closing.  The retirement of the Executive shall be treated for all purposes under the Employment Agreement as a Retirement (as defined by the Employment Agreement) by the Executive contemplated by Section 10.f thereof and that the Company waives the ninety day prior notice requirement imposed on the Executive for Retirement contained in the Employment Agreement.

III.               Amendment to Consultant Agreement.  The parties hereto agree that, effective immediately upon the date and time of a Qualified Closing, the Consultant Agreement shall be amended as follows:

A.                 Section 1.1 of the Consultant Agreement shall be amended and restated in its entirety to read as follows:

            “1.1      Term; Duties.  It is mutually agreed that during the one (1) year period following the Commencement Date, unless this Agreement is earlier terminated due to death or Disability (as defined herein) of the Consultant, or for Cause (as defined herein) or for Good Reason (as defined herein) (such period to be referred to herein as the “Term”), the Consultant shall, at the request of the Board or the chief executive officer of the Company, be available at reasonable times and places as may be mutually agreed upon, to render services, as an employee and not as an independent contractor, in an advisory or consulting capacity to the senior management of the Company (and of the Company’s subsidiaries and affiliates) and the Board, which services shall consist of such services that were performed by the Consultant during the 12 months prior to the Commencement Date (the “Services”).  For purposes of this Agreement, Commencement Date means the date the employment of the Consultant by the Company under the Employment Agreement ends pursuant to the provisions of that certain Agreement by and between the Consultant and the Company dated as of June 28, 2011 (an “Authorized Termination”).”

B.         Section 2.1 of the Consultant Agreement shall be amended and restated in its entirety to read as follows:

“2.1      Consulting Fee.  For the performance of the Services during the Term, the Company shall pay the Consultant a salary equal to four hundred thousand dollars ($400,000) per annum, payable at the same time and at the same intervals as the Company pays base salary to its senior executives (the “Consulting Fee”).”

C.        Section 2.2 of the Consultant Agreement shall be amended and restated in its entirety to read as follows:

                        2.2       Benefits and Life Insurance Policy.

(a)        During the Term, the Consultant shall be entitled to participate in the benefit plans that the Company maintains from time to time for the benefit of its employees relating to (i) 401 (k) benefits, (ii) medical insurance and/or the reimbursement of uninsured medical expenses, (iii) group term life insurance benefits and (iv) group disability benefits.  The Executive will be considered a full-time employee for purposes of determining the Company’s contribution toward and eligibility for such benefits. This provision shall not preclude the Company from effecting any amendment to, or termination of, the Company’s benefits so long as the total scope and value of the benefits to Consultant thereunder as a whole are not materially reduced after the date of this Agreement.

(b)        Upon the commencement of the Term, the parties agree that the Split-Dollar Life Insurance Agreement between the parties dated December 31, 2003 is deemed terminated by mutual agreement with no further force or effect.  The Company shall transfer to the Consultant full title and all rights of ownership of the subject policy on the life of the Consultant issued by Lincoln Benefit Life Insurance Company, original issue date of December 2, 2002 and identified as policy number 01N1122598 with an initial $2,000,000 death benefit (the “Insurance Policy”).  On or prior to the commencement of the Term, the Company shall repay all outstanding policy loans and restore any partial cash withdrawals prior to transfer.  Following such transfer, the parties shall have no further obligations with respect to the Split-Dollar Life Insurance Agreement and, in particular, the Company shall have no further obligation to pay premiums or other amounts in connection with the Insurance Policy except as specifically provided in this subsection (b).

IV.              Termination.  This Agreement may be terminated by the Executive by notice to the Company upon the earliest to occur of (i) any day after July 31, 2011 if a Qualified Closing has not occurred by July 31, 2011 or (ii) the Executive determines that he no longer wishes to proceed with the Qualified Offering prior to a Qualified Closing.  This Agreement may be terminated at any time by the mutual consent of the parties hereto.  If this Agreement is terminated, the Employment Agreement and the Consultant Agreement shall remain in full force and effect.

V.        Amendment; Waivers; Further Assurances.

            (a)        Amendment.   The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Executive.

            (b)        No Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            (c)        Further Assurances.  Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

VI.       Miscellaneous.

            (a)        Remedies; Specific Performance.  Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit).  The parties hereto further agree and acknowledge that each and every obligation applicable to it and contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder.

            (b)        Successors and Assigns.  All provisions of this Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not.

            (c)        Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (d)        Counterparts.   This Agreement may be executed simultaneously in two or more counterparts, anyone of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (e)        Descriptive Headings; Interpretations; No Strict Construction.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa.  Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof.  The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.”  The use of the words “or,” “either” or “any” shall not be exclusive.  The parties hereto have participated jointly in the negotiations and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (f)         Governing Law.  The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, without regard to its principles of conflicts of laws that would implicate the substantive or procedural laws of an other jurisdiction.

(g)        Jurisdiction.   Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the County of Suffolk in the State of Massachusetts, and each party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section VI(i) shall be deemed effective service of process on such party.

(h)        Waiver of Jury Trial.  Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims.  Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings.  Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION V(h) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(i)         Notices.   All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter) and, in the case of the Holders, shall also be sent via e-mail,

If to the Company, to:

Investors Capital Holdings, Ltd.

230 Broadway

Lynnfield, MA 01940

Telephone:        (781) 581-4636

Facsimile:         (781) 715-0347

Attention:  Douglas C. Leonard

With copies to:

Troy M. Calkins

Drinker Biddle & Reath LLP

191 N. Wacker Dr.

Suite 3700

Chicago, IL 60606

Telephone:        (312) 569-1150

Facsimile:         (312) 569-3150

If to the Executive:

Theodore E. Charles

65 Eastern Point Boulevard

Gloucester, MA 01930

With copies to:

Frank E. Lawatsch, Jr.

Day Pitney LLP

7 Times Square

New York, NY  10036

Telephone:        (212) 297-5830

Facsimile:         (212) 881-9025

Each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as effective or having been given when delivered personally, upon one Business Day after being deposited with a courier if delivered by courier, upon receipt of facsimile confirmation (if transmitted during the normal business hours of the recipient, otherwise such notice shall be deemed to be effective or have been given on the next Business Day), or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage paid as aforesaid.

(j)         Delivery by Facsimile.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereof, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version therefore delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(k)        Entire Agreement.  This Agreement together with the attachment hereto contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(l)         No Third Party Beneficiaries.  Nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns and successors any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(m)       Payment of Premiums on Life Insurance.  The Company shall be responsible for the payment of premiums on the life insurance policy to be transferred by the Company to the Executive pursuant to the Consultant Agreement as amended by this Agreement through the date of the Qualified Closing.

(n)        Registration Agreement and Letter Agreement. The Registration Agreement between the Selling Stockholders and the Company dated as of March 1, 2011 and the letter from the Company to the Executive dated April 1, 2010 relating to the Employment Agreement and the Consultant Agreement shall remain in full force and effect.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

INVESTORS CAPITAL HOLDINGS, LTD. By: Timothy B. Murphy, President and Chief Executive Officer
Witness

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

EXECUTIVE Theodore E. Charles, individually
Witness